UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2012


                                   VUMEE INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-53910                  35-2340897
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

50 East Sample, Suite 301, Pompano Beach, FL                       33064
  (Address of principal executive offices)                       (Zip Code)

                                 1-800-854-0654
              (Registrant's telephone number, including area code)

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On September 1, 2012 Vumee Inc. ("we", "our", "us") entered into consulting agreements with Michael Spiegel and Louis Rosen, our officers and directors. Pursuant to the terms of the agreements, Mr. Spiegel will receive $25,000 a month for providing services as our President and Chief Executive Officer and Mr. Rosen will receive $12,500 a month for providing servicers as our Chief Financial Officer and Chief Operating Officer. The agreements have a term of one year.

The description of the consulting agreements contained in this Item 1.01 is a summary and is qualified in their entirety by reference to the copy of the consulting agreements attached hereto as exhibits, and which are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1     Consulting Agreement with Michael Spiegel

10.2     Consulting Agreement with Louis Rosen

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VUMEE INC.


/s/ Michael Spiegel
------------------------------------------
Michael Spiegel
President and Director

Date: September 5, 2012

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